EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GankIt Corporation (the "Company") on Form 10-Q for the quarter ended November 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Arnold, Chairman of the Board, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:  January 11, 2013

/s/ John Arnold
John Arnold
Chairman of the Board and CEO
(Principal Executive Officer and
Principal Financial Officer)